UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2016
LAPORTE BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35684	35-2456698
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

710 Indiana Avenue, LaPorte, Indiana	46350
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(219) 362-7511

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On January 20, 2016, LaPorte Bancorp, Inc. announced that its Board of Directors declared a dividend of $0.04 per common share.  The dividend will be paid on or about March 4, 2016 to stockholders of record as of the close of business on February 17, 2016.

A copy of the press release dated January 20, 2016 is filed as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.    Description

99.1        Press Release dated January 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAPORTE BANCORP, INC.
DATE:	January 20, 2016	By:	/s/ Michele M. Thompson
Michele M. Thompson
President and Chief Financial Officer